Catherine J. Taulbee

Senior Manager – Legal Services

1-800-291-9523

NOTE to XBRL Interactive Filing Dated January 28, 2016

Re: The Vantagepoint Funds File Nos. 811-08941 and 333-60789

On behalf of The Vantagepoint Funds, attached hereto is a supplement to the Vantagepoint Low Duration Bond Fund dated January 11, 2016 that reflects the addition to Prepayment and Extension Risk to the principal risk factors of the fund. As part of the Risk/Return Summary portion of the prospectus, this portion of the supplement is required to be filed in XBRL format.